Fees Summary	Dec. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,411,135.95
Previously Paid Amount	0
Total Fee Amount	1,437.78
Total Offset Amount	0
Net Fee	$ 1,437.78